AXS De-SPAC ETF

(Ticker Symbol: DSPC)

AXS FOMO ETF

(Ticker Symbol: FOMO)

Each a series of Investment Managers Series Trust II (the “Trust”)

Supplement dated December 30, 2022 to the currently effective

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”).

The Board of Trustees of the Trust has approved a Plan of Liquidation for each of the AXS De-SPAC ETF and the AXS FOMO ETF (each a “Fund”). Each Plan of Liquidation authorizes the termination, liquidation and dissolution of the respective Fund.

Each Fund will create and redeem creation units through January 13, 2023 (the “Closing Date”), which will also be the last day of trading on The NASDAQ Stock Market LLC, with respect to shares of the AXS De-SPAC ETF, and the CBOE BZX Exchange, Inc., with respect to shares of the AXS FOMO ETF, each Fund’s respective principal U.S. listing exchange. On or about January 20, 2023 (the “Liquidation Date”), each Fund will cease operations, liquidate its assets, and prepare to distribute proceeds to shareholders of record as of the Liquidation Date. Shareholders of record on the Liquidation Date will receive cash at the net asset value of their shares as of such date. While Fund shareholders remaining on the Liquidation Date will not incur transaction fees, any liquidation proceeds paid to shareholders should generally be treated as received in exchange for shares and will therefore generally give rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

In anticipation of the liquidation of each Fund, AXS Investments LLC, the Funds’ advisor, may manage each Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of each Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent each Fund from achieving its investment objective. Shareholders of each Fund may sell their holdings on The NASDAQ Stock Market LLC, with respect to the AXS De-SPAC ETF, and the CBOE BZX Exchange, Inc., with respect to the AXS FOMO ETF, on or prior to the Closing Date. Customary brokerage charges may apply to such transactions. After the Closing Date, we cannot assure you that there will be a market for your shares.

Please contact the Funds at 1-303-623-2577 if you have any questions or need assistance.

Please file this Supplement with your records.